UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 8, 2004

TRESTLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23000	95-4217605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Technology, Suite 105 Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (949) 673-1907

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 3, 2004, Dr. Allon Guez joined the Company’s Board of Directors and Paul Guez has resigned his seat on the Board.  Dr. Allon Guez is the cousin of Mr. Paul Guez and was recommended by Mr. Paul Guez for the position.

Item 8.01. – OTHER EVENTS.

On September 8, 2004, the Company issued a press release announcing that Dr. Allon Guez has joined the Company’s Board of Directors. The Company also announced that Paul Guez has resigned his seat on the Board.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. – FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements.

Not applicable.

(b)                                 Pro Forma Financial Information

Not applicable

(c)                                  Exhibits

99.1           Press release dated September 8, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESTLE HOLDINGS, INC.

September 8, 2004	/s/ BARRY HALL
Barry Hall
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated as of September 8, 2004.